USAA New York Bond FUND
Fund Shares (USNYX)  ■   Adviser Shares (UNYBX)
Summary Prospectus
August 1, 2018

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.usaa.com/ prospectus. You also can get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated August 1, 2018, are incorporated herein by reference.

Investment Objective
The USAA New York Bond Fund (the Fund) provides New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares and Adviser Shares are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Adviser Shares
None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Adviser Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.32%	0.32%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses	0.59%	0.84%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, and (3) you redeem all of your shares at the end of the periods shown.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$60	$189	$329	$738
Adviser Shares	$86	$268	$466	$1,037
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund invests primarily in long-term investment-grade securities issued by the state of New York, its political subdivisions, municipalities and public authorities, instrumentalities, and by other government entities, the interest on which is excludable from gross income for federal income tax and New York State and New York City personal income tax purposes (referred to herein as “New York tax-exempt securities”). During normal market conditions, at least 80% of the Fund’s net assets will consist of New York tax-exempt securities. This policy may be changed only by a shareholder vote. The Fund’s dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.
In addition, during normal market conditions, at least 80% of the Fund’s annual net investment income dividends will be tax-exempt and excludable from the calculation of the federal alternative minimum tax (AMT) for individual taxpayers. This policy may be changed only by a shareholder vote.
Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund's manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.
The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security's sensitivity to interest rate changes.
During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund will reinvest the bond-call proceeds in bonds with lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain (or loss).
In addition, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance.
Because the Fund invests primarily in New York tax-exempt securities, the Fund is more susceptible to adverse economic, political, and regulatory changes affecting tax-exempt securities issuers in New York to pay interest or repay principal, which may impact the Fund’s performance. The Fund is more vulnerable to unfavorable developments in New York than are funds that invest in municipal securities of many states. While New York State’s economy is broad, it does have concentrations in the financial services industry and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past, and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of New York State; and when New York City experiences financial difficulty, it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York State has at times been somewhat slower than the nation overall. The economic and financial condition of New York State also may be affected by various financial, social, economic, and political factors.
Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax or other laws, adverse interpretations by the Internal Revenue Service (IRS) or state tax authorities, or noncompliant conduct of a bond issuer. Since its inception, the Fund has not distributed any income that is a tax preference item for purposes of the federal AMT for individual taxpayers, and the Fund does not intend to invest in any securities that earn any such income in the future. Nevertheless, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal AMT due to federal tax law changes or other unforeseen circumstances.
An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	8.72%	September 30, 2009
Lowest Quarter Return	-5.27%	December 31, 2010
Year-to-Date Return	0.21%	June 30, 2018
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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2017

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception	Inception Date
Fund Shares
Return Before Taxes	4.35%	2.65%	4.31%
Return After Taxes on Distributions	4.35%	2.65%	4.30%
Return After Taxes on Distributions and Sale of Fund Shares	3.98%	2.85%	4.24%
Adviser Shares
Return Before Taxes	4.11%	2.39%	-	3.85%	8/1/2010
Indexes
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	5.45%	3.02%	4.46%	4.05%	8/1/2010*
Lipper New York Municipal Debt Funds Index (reflects no deduction for taxes)	4.38%	2.60%	4.02%	3.77%	8/1/2010*
*The performance of the Bloomberg Barclays Municipal Bond Index and the Lipper New York Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.
Investment Adviser
USAA Asset Management Company (“AMCO” or “Adviser”)
Portfolio Managers
Regina G. Conklin, CFA, CPA, Vice President and Senior Portfolio Manager of the Municipal Bond Funds, has managed the Fund since March 2010.
Dale R. Hoffmann, Assistant Vice President of Money Market Funds, has managed the Fund since December 2015.
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares through a USAA investment account on any business day through our website at usaa.com or mobile.usaa.com, or by telephone at (800) 531-USAA (8722) or (210) 531-8722. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825. Only New York residents may purchase into the Fund.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.
Tax Information
While the Fund is managed so that at least 80% of its annual interest income will be tax exempt, it may invest up to 20% of its assets in securities that generate income that is not tax exempt. The exemption of income for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any state or local taxing authority. Distributions of part of the Fund’s tax-exempt interest income also may be a tax preference item for purposes of the AMT. Net capital gains distributed by or reinvested in the Fund will be taxable. In addition, gains, if any, on the redemption of the Fund’s shares will be taxable. The Fund is not recommended for tax-deferred arrangements, such as IRAs or 401(k) plans.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
98042-0818
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